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                                                                   Exhibit 99.1


                                                                   PRESS RELEASE

Press Contact:
Liz Tanner
TenFold Corporation
(801) 495-1010 ext. 165
ltanner@10fold.com
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                 TenFold Agrees to Acquire The LongView Group
         Acquisition of leading investment software group will extend innovative suite of investment management applications


SALT LAKE CITY - October 5, 1999 - TenFold Corporation (Nasdaq: TENF), an innovative software and services company, today announced that it has signed a definitive agreement to acquire all of the stock of The LongView Group, Inc. The LongView Group is an affiliate of Barclays Global Investors (BGI) which is part of Barclays PLC, one of the world's largest providers of financial services.

     The LongView Group develops LandMark(TM) , the investment industry's leading institutional portfolio management and trading desk software. LongView is also a leader in electronic trading technologies, a high-growth segment of the financial services industry. TenFold delivers software for client management, capital markets, account and asset servicing, and global securities lending. This acquisition marks an opportunity for both firms to combine their expertise and deliver a suite of applications that solve the complex challenges in the investment management industry.

     The explosive demand for Web-centric, eBusiness solutions for individual investors, traders, small institutions and financial advisors opens up additional opportunities for LandMark. TenFold's plans for LandMark include adding eBusiness features that extend LongView's value proposition in both existing and complementary markets.

     "We're delighted to make The LongView Group a strategic part of our TenFold Investment Management Group," said Gary Kennedy, president and CEO of TenFold Corporation. "LongView has an outstanding product and a terrific reputation for high quality service to its industry-leading clients. Their clients will benefit from our innovation as we accelerate the pace at which we deliver new functionality. We will benefit from the opportunity to cross-sell our products and services to LongView clients."

     The LongView Group's LandMark provides portfolio modeling, electronic trading and compliance functionality to 50 of the world's largest and most prestigious investment management firms. BGI is both a TenFold and LongView customer; BGI currently uses TenFold Revenue Manager(TM) for invoicing and revenue accounting and LandMark for trade order management.

     "We see tremendous synergy between TenFold and LongView," said Andrea Zulberti, managing director at BGI. "LongView's established industry presence and TenFold's applications
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development expertise and technology is a great combination to create compelling applications for investment managers."

     "This is real simple," said Preston Ford, president of the LongView Group. "TenFold's technology allows us to add functionality for traders and portfolio managers several times faster than we could on our own. It's the best sustainable, competitive advantage an applications software firm can have. TenFold will also accelerate the delivery of LandMark via Web-based application servers, reducing the support costs for our clients."

     LongView and its leading product, LandMark, will retain their names. LongView staff will remain in their current Boston and London locations under the management of Preston Ford. Mr. Ford will report to Michele McGovern, president of the TenFold Investment Management Group.

     "Our research into this market quickly revealed that LongView was the `best-of-class' product in the industry," said Michele McGovern, president of the TenFold Investment Management Group. "They are the industry experts in trade order management and electronic trading; we are experts in transaction processing and mid- and back-office applications. Our areas of expertise complement each other nicely. TenFold is committed to furthering LongView's relationships with the leading investment managers it serves, and will accelerate the delivery of new functionality and new products to this market by leveraging an integrated technology platform."

     The TenFold board of directors and the management of BGI have approved the transaction. Completion of the transaction is subject to approval under the Hart-Scott-Rodino Antitrust Improvements Act. TenFold will account for the acquisition under the purchase method of accounting. TenFold will incorporate LongView's financial results into TenFold's financial results for all future periods beginning upon closing of the transaction. It has no effect on TenFold's earnings for Q3 1999 or earlier periods.

     "We are in the process of completing a formal appraisal of LongView's assets and expect to have a one-time write-off of some in-process research and development and acquisition-related expenses in Q4 1999," said Robert Hughes, chief financial officer of TenFold. "We expect that in Q4 1999 the LongView acquisition will have no impact on earnings before these one-time charges, and amortization of acquisition-related intangibles. Even after amortization of intangibles, we anticipate a neutral or positive impact upon earnings for the year 2000 and an increasingly positive impact after 2000."

About TenFold

TenFold (Nasdaq: TENF) is an innovative software and services company that builds large-scale, complex applications rapidly and for a fixed price. TenFold offers the TenFold Guarantee, the industry's first money-back guarantee for large-scale software applications: TenFold delivers applications on time, on budget, and on target - or will refund a customer's money. TenFold applications support multi-tiered, distributed, and Web-based environments, as well as leading database platforms. Customers include leaders in insurance, investment management, banking and credit, energy and utilities, healthcare, telecommunications, and other industries. For more information, call (800) TENFOLD or visit www.10fold.com.
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About The LongView Group

The LongView Group is an industry leader in the global trade order management marketplace. LandMark, LongView's flagship product, provides a fully integrated front-office solution for buy-side institutions. Dedicated to the needs of portfolio managers, traders and compliance
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officers, LandMark offers powerful portfolio modeling, electronic trading and pre-trade compliance. Visit LongView's Web site at www.longviewgroup.com.
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This release contains projections and other forward-looking statements that involve risks and uncertainties that may cause actual future events or results to differ materially from those described in the forward-looking statements.
The forward-looking statements in this release address a variety of subjects, including for example, the delivery of new product functionality, new product releases, future sales to new customers, the pace of business growth, and future financial results. TenFold disclaims any intention or obligation to revise any forward-looking statements whether as a result of new information, future developments or otherwise. The following factors, among others, could cause actual results to differ materially from those contained in the forward-looking statements: risks associated with integration of LongView into TenFold's operations, competition in the market in which LongView operates, timing of new product releases, costs associated with the LongView acquisition, results of appraisals of LongView's assets, results of audits of LongView's historical results, regulatory approval, limited operating history, attraction and retention of employees, variability of quarterly operating results, dependability on a small number of customers, fixed-time, fixed-price contracts, competitive factors, and protection of intellectual property. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in documents filed by TenFold Corporation with the Securities and Exchange Commission, including but not limited to, the most recent reports on Form 10-Q and S-1.
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